                                                                   EXHIBIT 4(hh)

                            CERTIFICATE OF AMENDMENT
                                       OF
                                SSBH CAPITAL III

1. The name of the Trust is SSBH Capital III.

2. Pursuant to this Certificate of Amendment, the name of the Statutory Trust will be changed to CGMH Capital III. To effect this change, Article 1 of the Certificate of Trust is hereby amended to read as follows:

      1. The name of the trust being formed hereby ("the Trust") is CGMH Capital III.

      IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed the 11th day of June, 2003.

                              By:  /s/ Mark I. Kleinman
                                ------------------------------------------------
                                  Name:  Mark I. Kleinman, as Regular Trustee


                              By:  /s/ Cliff Verron
                                ------------------------------------------------
                                  Name:  Cliff Verron, as Regular Trustee


                              By:  /s/ Joseph V. Giunta
                                ------------------------------------------------
                                  Name:  Joseph V. Giunta, as Regular Trustee


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Successor by merger to CHASE MANHATTAN BANK DELAWARE), as Trustee


                              By:  /s/ John J. Cashin
                                ------------------------------------------------
                                  Name: John J. Cashin
                                  Title:  Vice President

                            CERTIFICATE OF AMENDMENT

                                       OF

                                SBH CAPITAL III

1. The name of the Trust is SBH Capital III.

2. Pursuant to this Certificate of Amendment, the name of the Business Trust will be changed to SSBH Capital III. To effect this change, Article 1. of the Certificate of Trust is hereby amended to read as follows:

            1. The name of the business trust being formed hereby (the "Trust") is SSBH Capital III.

            IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed this 24th day of October, 1997.



                                    /s/ Charles W. Scharf
                                    --------------------------------------------
                                    Name: Charles W. Scharf, as Regular Trustee


                                    /s/ Michael J. Day
                                    --------------------------------------------
                                    Name: Michael J. Day, as Regular Trustee


                                    CHASE MANHATTAN BANK DELAWARE,
                                    as Trustee


                                    By: /s/ John J. Cashin
                                    --------------------------------------------
                                    Name: John J. Cashin
                                    Title: Vice President



                              CERTIFICATE OF TRUST

      The undersigned, the trustees of SBH Capital III, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

            1. The name of the business trust being formed hereby (the "Trust") is "SBH Capital III."

            2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

            Chase Manhattan Bank Delaware
            1201 Market Street
            Wilmington, Delaware  19801

            3. This Certificate of Trust shall be effective as of the date of filing.

Dated: December 19, 1996


                                    /s/ Charles W. Scharf
                                    --------------------------------------------
                                    Name: Charles W. Scharf, as Regular Trustee


                                    /s/ Michael J. Day
                                    --------------------------------------------
                                    Name: Michael J. Day, as Regular Trustee


                                    CHASE MANHATTAN BANK DELAWARE,
                                    as Trustee


                                    By: /s/ John J. Cashin
                                    --------------------------------------------
                                    Name: John J. Cashin
                                    Title: Senior Trust Officer